Finance Costs and Finance Income (Tables)	12 Months Ended
Dec. 31, 2022
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Summary of Finance Costs and Finance Income

	2022	2021	2020
	$m	$m	$m
Finance costs
Interest payable on borrowings	328	344	381
Net cost/(income) on interest rate and currency swaps	8	(31)	2
Mark-to-market of derivatives and related fixed rate debt:
- interest rate swaps (i)	154	85	(97)
- currency forwards and currency swaps	4	1	2
- fixed rate debt (i)	(159)	(90)	80
Net loss/(gain) on non-derivative financial instruments	24	(4)	21
Interest payable on cash and cash equivalents and other	-	6	-
Unwinding of discount element of lease liabilities	42	46	49
Finance costs	401	357	438

Finance income
Interest receivable on cash and cash equivalents and other	(65)	-	-
Finance income	(65)	-	-

Finance costs less income	336	357	438

Other financial expense
Unwinding of discount element of provisions for liabilities (note 26)	16	18	21
Unwinding of discount applicable to deferred and contingent acquisition consideration (note 18)	20	20	21
Unwinding of discount applicable to deferred divestment proceeds	(8)	(12)	(24)
Unwinding of discount applicable to leased mineral reserves	6	6	4
Pension-related finance cost (net) (note 28)	6	10	11
Net other financial expense	40	42	33

Total net finance costs (ii)	376	399	471

(i)The Group uses interest rate swaps to convert fixed rate debt to floating rate. Fixed rate debt, which has been converted to floating rate through the use of interest rate swaps, is stated in the Consolidated Balance Sheet at adjusted value to reflect movements in underlying fixed rates. The movement on this adjustment, together with the offsetting movement in the fair value of the related interest rate swaps, is included in finance costs in each reporting period.
(ii)Net finance costs excludes $6 million (2021: $18 million; 2020: $19 million) relating to discontinued operations.